SPLIT DOLLAR AGREEMENT


     THIS AGREEMENT made and entered into this ____________ day of ____________, 19_____, by and among Ralston Purina Company, a Missouri corporation, with its principal offices and place of business in the State of Missouri (the "Corporation"), [________________________ (the "Employee"), and _____________________________________________, Trustee of the _____________
Irrevocable Insurance Trust U/I/T dated ____________], 19_____ (the "Owner")], or [__________________ (the "Employee" and "Owner")].

     WITNESSETH  THAT:

     WHEREAS,  the  Employee  is  employed  by  the  Corporation;

     WHEREAS, the Employee wishes to provide life insurance protection for his family in the event of his death and the death of his spouse or other named insured designated by the Employee (the "Second Insured") under a policy of life insurance insuring his life and the life of the Second Insured (the "Policy"), which is described in Exhibit A attached hereto and by this reference made a part hereof, and which is being issued by Security Equity
Life  Insurance  Company  (the  "Insurer");

     WHEREAS, the Corporation is willing to pay a portion of the premiums due on the Policy as an additional employment benefit for the Employee on the terms and conditions hereinafter set forth; and

     WHEREAS, the Insurer has determined that the Employee and the Second Insured satisfy its insurability criteria; and

     WHEREAS, the Owner is the owner of the Policy and, as such, possesses all incidents of ownership in and to the Policy; and

     WHEREAS, the Corporation wishes to have certain rights in and to the Policy collaterally assigned to it by the Owner, in order to secure the repayment of the amounts which it will advance toward the premiums on the Policy;

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

     1.          Purchase  Of  Policy.    The  Owner  has  purchased  or  will
                 --------------------
contemporaneously  purchase  the  Policy  from  the  Insurer in the total face
            -
amount of One Million Dollars ($1,000,000). The parties hereto agree that the Policy shall be subject to the terms and conditions of this Agreement and of the collateral assignment (the "Assignment"), as described in paragraph 5 hereof, filed with the Insurer relating to the Policy.

     2.         Ownership Of Policy.  The Owner shall be the sole and absolute
                -------------------
owner of the Policy and may exercise all ownership rights granted to the owner thereof by the terms of the Policy, except as otherwise provided herein or in the Assignment.

     3.         Policy Dividends. Any dividend declared on the Policy shall be
                ----------------
applied to increase the cash value of the Policy. The parties hereto agree that the dividend election provisions of the Policy shall conform to the provisions hereof.

     4.          Payment  Of  Premiums.
                 ---------------------

          a. Thirty (30) days prior to the due date of each Policy premium, the Insurer shall notify the Owner of the exact amount of its required payment of such Policy Premium, as determined in accordance with the premium schedule provided by the Insurer set forth on Exhibit B, Survivor Life Insurance Plan Projection, attached hereto and by reference made a part hereof (the "Premium Schedule"). In no event shall the amount due from the Owner result in the violation of the rules set forth in Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). The Owner shall pay such required contribution to the Insurer on or before the premium due date, or within the grace period provided therein. If the Owner fails to make such timely payment, the Corporation, in its sole discretion, may elect to make the Owner's portion of the premium payment which payment shall be recovered by the Corporation as provided herein.

          b. On or before the due date of each Policy premium, or within the grace period provided therein, the Corporation shall pay to the Insurer that portion of the premium due in accordance with the Premium Schedule.

     5.       Collateral Assignment Of Policy.  To secure the repayment to the
              -------------------------------
Corporation of the total amount of the premiums on the Policy paid by it hereunder, the Owner shall execute and deliver to the Insurer the Assignment pursuant to which the Owner shall grant to the Corporation the limited rights in and to the Policy specified therein. The Assignment shall not be terminated, altered, or amended by the Owner without the written consent of the Corporation, which consent shall not be unreasonably withheld. The parties hereto agree to take all action necessary to cause the Assignment to conform to the provisions of this Agreement. All rights in and to the Policy not granted to the Corporation by the Assignment or this Agreement, including but not limited to the right to designate and change the beneficiary of that portion of the Policy proceeds to which the Owner is entitled hereunder, shall be retained by the Owner subject to the provisions hereof, including, specifically, the provisions of the last sentence of Paragraph 6 below. The Assignment is intended only to grant to the Corporation a security interest in the Policy and this security interest shall not be interpreted in any way to include any incidents of ownership, except as provided in this Agreement or the Assignment.

     6.        Collection Of Death Benefits.  In the event of the death of the
               ----------------------------
survivor of the Employee and the Second Insured prior to the termination of this Agreement in accordance with paragraph 7 hereof, the Corporation shall have the unqualified right to receive a portion of the death benefits provided under the Policy equal to the total amount of premiums paid by it hereunder (the "Corporation's Premium Payment"). The balance of the death benefits provided under the Policy, if any, shall be paid directly to the beneficiary(ies) designated by the Owner, in the manner and in the amount provided in the beneficiary designation provision of the Policy. In no event shall the amount payable to the Corporation hereunder exceed the Policy proceeds payable at the death of the survivor of the Employee and his Second
Insured.    No  amount  shall  be  paid  from  such  death  benefits  to  the beneficiary(ies) designated by the Owner until the full amount due the Corporation hereunder has been paid. The parties hereto agree that the beneficiary designation provision of the Policy shall conform to the provisions hereof, and the Owner shall perform each and every act necessary to establish the Corporation as a beneficiary of the Policy to the extent of the Corporation's Premium Payment.

     7.          Termination  Of  Agreement.
                 --------------------------

          a.          Events  Of  Termination.  This Agreement shall terminate
                      -----------------------
[except for the provisions of subparagraphs 8(a) and 8(b) hereof] without notice upon the first to occur of any of the following events: (1) the bankruptcy, receivership, or dissolution of the Corporation; (2) the termination of the Employee's employment with the Corporation or one of its wholly-owned subsidiaries or affiliates, for whatever reason, including, without limitation, the sale or other divestiture of any subsidiary of the Corporation, or the assets of any business unit, by which the Employee is employed; (3) the retirement of the Employee on or after the attainment of age 55; (4) the death of the Employee; (5) the failure of the Owner to timely pay to the Insurer the Employee's portion of the premium, if any, due hereunder, unless the Corporation elects to make such payment on behalf of the Employee;
(6) the date on which the cash value of the Policy equals or exceeds the sum of (i) the Corporation's Premium Payment, and (ii) the amount needed to fund the cost of insurance as determined by the Insurer to maintain the Policy in force during the lives of the Employee and Second Insured (the "Policy Rollout"); (7) the expiration of fifteen (15) Policy years from the effective date of the Policy, or a greater number of Policy years as the parties hereto may mutually agree; or (8) the modification of the tax laws, or in the IRS interpretation of such laws, which adversely impact the tax effectiveness of the Agreement for the Corporation, the Owner, or the Employee.

          b.          Exception  To  Termination;  Cessation  Of Corporation's
                      --------------------------------------------------------
Premiums. Notwithstanding the foregoing, the Corporation in its sole discretion may elect not to terminate the Agreement upon the termination of the Employee's employment, for whatever reason, or retirement of the Employee, in accordance with subparagraphs 7(a)(2) or (3), and, in such event, the repayment of the Corporation's Premium Payment in accordance with paragraph 8 shall not occur until the occurrence of any other event listed in subparagraph 7(a); however, the Corporation's obligations set forth in paragraph 4 hereof, including the obligation to pay any premiums with respect to the Policy as set forth in the Premium Schedule, shall cease upon the termination of the Employee's employment, for whatever reason, or retirement of the Employee.

          c.        Termination By Owner Or Employee.  Either the Owner or the
                    --------------------------------
Employee may terminate this Agreement, while no premium under the Policy is overdue, by written notice to the other parties hereto. Such termination shall be effective as of the date of mailing of the notice in accordance with the provisions of paragraph 15 hereof.

     8.        Repayment Of The Corporation Upon Termination Of The Agreement.
               --------------------------------------------------------------

          a.         Release Of Assignment.  Within thirty (30) days after the
                     ---------------------
date of the termination of this Agreement in accordance with paragraph 7 hereof, the Owner shall obtain the release of the Assignment of the Policy to the Corporation. The Owner may exercise all ownership rights granted to the Owner thereof by the terms of the Policy. Such release shall be given upon the Corporation's receipt of the Corporation's Premium Payment by (i) a withdrawal of the cash value of the Policy equal to the Corporation's Premium Payment; provided, however, if the cash value of the Policy is less than the Corporation's Premium Payment, the provisions of subparagraphs 8(b) or 8(c) hereof shall apply; or (ii) a payment by the Owner or the Employee, in immediately available U.S. funds, to the Corporation in the amount of the Corporation's Premium Payment. Upon release of the Assignment of the Policy, neither the Corporation nor its respective successors or assigns shall have any further interest or rights in and to the Policy, either under the terms thereof or under this Agreement.

          b.        Reimbursement/Forfeiture.  If the Agreement terminates for
                    ------------------------
any reason other than the involuntary termination of the Employee's employment or Policy Rollout, in accordance with subparagraph 7a, hereof, and the cash value of the Policy is less than the amount of the Corporation's Premium Payment due the Corporation in accordance with subparagraph 8a hereof, the Owner or the Employee shall pay to the Corporation, within 30 days thereafter, in immediately available U.S. funds, such difference in amount, and the Corporation shall release the Assignment of the Policy as set forth in subparagraph 8a hereof. If the Owner or the Employee fail to timely pay the Corporation such amount, the Owner promptly shall execute any and all instruments required to vest ownership of the Policy in the Corporation. Neither the Owner nor any Policy beneficiary designated by the Owner prior to the termination of the Agreement shall thereafter have any further interest in the Policy, and the Owner and the Corporation will be deemed to have satisfied all of their respective obligations hereunder.

          c.          Involuntary  Termination.    In  the event the Agreement
                      ------------------------
terminates as a result of the involuntary termination of the Employee's employment, and the cash value of the Policy is less than the amount of the Corporation's Premium Payment due the Corporation in accordance with paragraph 8(a) hereof, the Corporation shall be entitled to an amount equal to the product resulting when the cash value of the Policy is multiplied by a fraction, the numerator of which is the Corporation's Premium Payment, and the denominator of which is the aggregate amount of premiums paid by the Corporation and by the Owner.

          d.         Death Of Employee.  In the event the Agreement terminates
                     -----------------
upon the death of the Employee prior to the Second Insured, the Corporation may in its sole discretion, pay to the Second Insured, or to the Owner of the Policy, an amount needed to fund the cost of insurance as determined by the Insurer until Policy Rollout.

     9.          Change  Of  Control
                 -------------------

          a.          Assignment  To  Trustee.    In the event of a "Change of
                      -----------------------
Control", as defined in subparagraph c herein, prior to the termination of this Agreement in accordance with paragraph 8 hereof, the Trust Agreement, dated as of September 15, 1994 between the Corporation and Wachovia Bank of North Carolina, N.A., shall become the assignee of the Assignment, and the terms of the Assignment shall so conform to this provision.

          b.          Sale  Of  Business.    Notwithstanding the provisions of
                      ------------------
Paragraph 7 hereof, in the event the Employee ceases to be employed by the Corporation or one of its subsidiaries or affiliates due to a sale or other disposition of a subsidiary or other business unit of the Corporation by which the Employee is employed, the Corporation may elect not to terminate this Agreement, but may assign this Agreement, in its sole discretion, to the acquiror of the subsidiary or other business unit, and the Employee hereby consents to such assignment. In such event, the Corporation shall be relieved of all of its obligations hereunder.

          c.        Definitions.  For purposes of this Agreement, a "Change of
                    -----------
Control" shall be deemed to occur upon the acquisition by any person, entity, or group, within the meaning of Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the then outstanding shares of common stock of the Corporation, other than acquisitions by the Corporation or any of its Affiliates or any employee benefit plan of the Corporation or any of its Affiliates; or any entity holding common stock of the Corporation for or pursuant to the terms of any such plan; or the cessation of the Continuing Directors to constitute, for any reasons, at least a majority of the Board of Directors of the Corporation.

               As used herein, "Affiliate" shall mean, with respect to a specified person, group, or entity, a person that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified. "Continuing Directors" shall mean any member of the Board of Directors of the Corporation, as of September 26, 1996, while such person is a member of the Board of Directors, and any successor of a Continuing Director, while such successor is a member of the Board of Directors, who is recommended or elected to succeed the Continuing Director by at least two-thirds (2/3) of the Continuing Directors then in office.

     10.     Discharge Of Insurer.  The Insurer shall be fully discharged from
             --------------------
its obligations under the Policy by payment of the Policy death benefit to the beneficiary(ies) named in the Policy, subject to the terms and conditions of the Policy. In no event shall the Insurer be considered a party to this Agreement, or any modification or amendment hereof. No provision of this Agreement, nor of any modification or amendment hereof, shall in any way be construed as enlarging, changing, varying, or in any way affecting the obligations of the Insurer as expressly provided in the Policy, except insofar as the provisions hereof are made a part of the Policy by the Assignment.

     11.          Named  Fiduciary  And  Claims  Procedure
                  ----------------------------------------

          a. Prior to a Change of Control, the Corporation is hereby designated as the named fiduciary under this Agreement; after a Change of Control, the trustee of the Trust Agreement described in subparagraph 9(a) is designated as such named fiduciary. The named fiduciary shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Agreement.

          b. The named fiduciary shall make all determinations concerning rights to benefits under this Agreement. Any decision by the named fiduciary denying a claim by the Owner or a beneficiary shall be stated in writing and delivered or mailed to the Owner or such beneficiary. Such decision shall set forth the specific reasons for the denial, written to the best of the named fiduciary's ability in a manner calculated to be understood by the Owner or beneficiary. In addition, the named fiduciary shall afford a reasonable opportunity to the Owner or such beneficiary for a full and fair review of the decision denying such claim.

     12.          Limitations  On  Corporation's And Owner's Rights In Policy.
                  -----------------------------------------------------------

          a. Except as otherwise provided herein, the Owner shall not sell, assign, transfer, borrow against, surrender, or cancel the Policy, change the beneficiary designation provision thereof with respect to the proceeds due the Corporation as provided hereunder, nor terminate any dividend election or death benefit option thereof without, in any such case, the express written consent of the Corporation. The Owner and the Employee may not transfer or assign any of their respective rights or obligations under this Agreement, except by express written consent of the Corporation.

          b. The Corporation may not transfer or assign any of its interest in the Policy or its rights or obligations under this Agreement to any person or entity other than the Owner or the Insurer except by express written consent of the Owner, or as provided under this Agreement; provided, however, the Corporation may so transfer or assign such interest, rights, or obligations to any successor by reason of merger, consolidation, or other corporate reorganization provided that such successor in interest agrees in writing to be bound by the terms and provisions of this Agreement.

          c. In no event shall the Corporation, the Owner, or the Employee undertake any action with respect to the Policy which would result in the Policy becoming a Modified Endowment Contract, as defined in Code Section 7702A.

     13.          Amendment.    This Agreement may not be amended, altered, or
                  ---------
modified, except by a written instrument signed by the parties hereto, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

     14.          Binding Agreement.  This Agreement shall be binding upon and
                  -----------------
inure to the benefit of the Corporation and its successors and assigns and the Employee, the Owner, and their respective successors, assigns, heirs, personal representatives, administrators, and beneficiaries.

     15.      Notice.  Any notice, consent, or demand required or permitted to
              ------
be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent, or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Corporation. The date of such mailing shall be deemed the date of notice, consent, or demand.

     16.       Gender/Number.  Any reference to masculine or singular, herein,
               -------------
shall  imply  the  feminine  or  plural,  as  appropriate.

     17.         Governing Law.  This Agreement, and the rights of the parties
                 -------------
hereunder, shall be governed by and construed in accordance with the laws of the State of Missouri.

     IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date and year first above written.


     RALSTON  PURINA  COMPANY



     By:          ____________________________
                   C.  S.  Sommer
                   Vice  President,  Administration
                   "Corporation"


ATTEST:

________________________
Secretary


          ____________________________
                           "Employee"



          ____________________________
                              "Owner"


H:\RCW\WINWORD\PRCW101B.DOC

                                   EXHIBIT A
                                   ---------





     The following life insurance policy is subject to the attached Split Dollar Agreement:


Insurer          _____SECURITY  EQUITY_________________


First  Insured          _______________________________________

Second  Insured          _______________________________________

Policy  Number          _______________________________________

Face  Amount          _____$1,000,000_________________________


Date  of  Issue          _______________________________________

     WHEREAS, the Owner is the owner of the Policy and, as such, possesses all incidents of ownership in and to the Policy; and

     WHEREAS, the Corporation wishes to have certain rights in and to the Policy collaterally assigned to it by the Owner, in order to secure the repayment of the amounts which it will advance toward the premiums on the Policy;

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

     1.          Purchase  Of  Policy.    The  Owner  has  purchased  or  will
                 --------------------
contemporaneously  purchase  the  Policy  from  the  Insurer in the total face
            -
amount of Ten Million Dollars ($10,000,000). The parties hereto agree that the Policy shall be subject to the terms and conditions of this Agreement and of the collateral assignment (the "Assignment"), as described in paragraph 5 hereof, filed with the Insurer relating to the Policy.

     2.         Ownership Of Policy.  The Owner shall be the sole and absolute
                -------------------
owner of the Policy and may exercise all ownership rights granted to the owner thereof by the terms of the Policy, except as otherwise provided herein or in the Assignment.

     3.         Policy Dividends. Any dividend declared on the Policy shall be
                ----------------
applied to increase the cash value of the Policy. The parties hereto agree that the dividend election provisions of the Policy shall conform to the provisions hereof.

                                   EXHIBIT A
                                   ---------

    The following life insurance policy is subject to the attached Split Dollar Agreement:


Insurer          _____SECURITY  EQUITY_________________

First  Insured          _______________________________________

Second  Insured          _______________________________________

Policy  Number          _______________________________________

Face  Amount          _____$10,000,000________________________


Date  of  Issue          _______________________________________




ex10xvix.doc